POWER OF ATTORNEY



	Know all by these presents,
the undersigned
 hereby constitutes and appoints
 each of Michael Gravelle, Colleen Haley
 and Carol Nairn signing singly,
 the undersigned?s true and lawful
 attorney-in-fact to:

	(1)	execute for and on behalf of
 the undersigned, in the undersigned?s
 capacity as an officer, director and/or
 stockholder of Black Knight Financial
 Services, Inc. (the ?Company?), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

	(2)	do and perform any and all
 acts for and on behalf
 of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5, complete and execute any amendment
 or amendments thereto, and timely file
 such form with the SEC and any
 stock exchange or similar authority; and

	(3)	take any other action of any
 type whatsoever in connection
 with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact?s discretion.

	The undersigned hereby grants to each
 such attorney-in-fact full
 power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned?s responsibilities to comply with Section 16 of the Securities
 Exchange Act of 1934.

	This Power of Attorney shall
 remain in full force and effect until
 the undersigned is no longer required to file
 Forms 3, 4 and 5 with respect
 to the undersigned?s holdings of and
 transactions in securities issued by
 the Company, unless earlier revoked by
 the undersigned in a signed writing
 delivered to the foregoing attorneys-in-fact.
	IN WITNESS WHEREOF, the undersigned
 has caused this Power of Attorney
 to be executed as of this 5th day of May, 2015.



Signature







Kirk T. Larsen

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